SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 12, 2003

Date of Report (Date of earliest event reported)

THE SANDS REGENT

(Exact name of registrant as specified in its charter)

Nevada	0-14050	88-0201135
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 North Arlington Ave. Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

(775)348-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

Exhibit 99.1 – Press Release dated May 12, 2003 of the Company.

Item 9. Regulation FD Disclosure

In accordance with the interim guidance of the Securities and Exchange Commission, The Sands Regent (the “Company”) is furnishing the information required by Item 12 of Form 8-K under “Item 9 Regulation FD Disclosure” and information contained in this report (including exhibits hereto) shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On May 12, 2003, the Company issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SANDS REGENT

Date:	May 12, 2003	By:	/s/ FERENC SZONY
		Name: Title:	Ferenc Szony President

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EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated May 12, 2003

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